               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          October 12, 1995
                                                         (December 31, 1994)


                      Hibernia Corporation
       (Exact name of issuer as specified in its charter)

Louisiana                1-10294                  72-0724532
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization

313 Carondelet Street, New Orleans,  Louisiana    70130
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (504) 533-5332

Item 5.             Other Events

     As has been disclosed by the Registrant in prior filings, effective March 1, 1995, American Bank was merged into Hibernia National Bank, a subsidiary of the Registrant, in a stock-for-stock exchange with the Registrant accounted for by the Registrant as a pooling of interests. On May 1, 1995, STABA Bancshares, Inc. was merged with and into the Registrant, in a stock-for-stock exchange that was accounted for by the Registrant as a pooling of interests. Effective July 1, 1995, Progressive Bancorporation, Inc. was merged with and into the Registrant, in a stock-for-stock exchange that was accounted for by the registrant as a pooling of interests. On that same day, Bank of St. John was merged into Hibernia National Bank, a subsidiary of the Registrant, in a stock-for-stock exchange with the Registrant accounted for by the Registrant as a pooling of interests.

     The Registrant has prepared restated supplemental consolidated financial statements reflecting the above-described transactions and is filing them as
Exhibit 99.1 to this Current Report on Form 8-K so that the Registrant may incorporate such financial statements into any future registration statements by reference to this Report.

     Also filed as exhibits hereto are the audited financial statements of American Bank and Bank of St. John and the audited consolidated financial statements of STABA Bancshares, Inc. and Progressive Bancorporation, Inc.


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Item 7.        Financial Statements and Exhibits.

               (c)  Exhibits

                    23        Consent of Ernst & Young, LLP

                    27        Financial Data Schedule

                    99.1 Supplemental Consolidated Financial Statements of Hibernia Corporation for the fiscal year ended December 31, 1994 (as restated to reflect the acquisitions of American Bank on March 1, 1995; STABA Bancshares, Inc. on May 1, 1995; and Progressive Bancorporation, Inc. and Bank of St. John on July 1, 1995.)

                    99.2 Audited financial statements of American Bank for the fiscal year ended December 31, 1994.

                    99.3 Audited consolidated financial statements of STABA Bancshares, Inc. for the fiscal year ended December 31, 1994.

                    99.4 Audited consolidated financial statements of Progressive Bancorporation, Inc. for the fiscal year ended December 31, 1994.

                    99.5 Audited financial statements of Bank of St. John for the fiscal year ended December 31, 1994.

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                          EXHIBIT INDEX

Exhibit                                                    Page
Number         Description                                 Number

23             Consent of Ernst & Young, LLP

27             Financial Data Schedule

99.1 Supplemental Consolidated Financial Statements of Hibernia Corporation for the fiscal year ended December 31, 1994 (as restated to reflect the acquisitions of American Bank on March 1, 1995; STABA Bancshares, Inc. on May 1, 1995; and Progressive Bancorporation, Inc. and Bank of St. John on July 1, 1995.)


99.2 Audited financial statements of American Bank for the fiscal year ended December 31, 1994.

99.3 Audited consolidated financial statements of STABA Bancshares, Inc. for the fiscal year ended December 31, 1994.

99.4 Audited consolidated financial statements of Progressive Bancorporation, Inc. for the fiscal year ended December 31, 1994.

99.5 Audited financial statements of Bank of St. John for the fiscal year ended December 31, 1994.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HIBERNIA CORPORATION
                                        (Registrant)


Date:  October 12, 1995           By:    /s/ RONALD E. SAMFORD, JR.
                                        --------------------------
                                        Ronald E. Samford, Jr.
                                        Chief Accounting Officer